UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-217578	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01	Entry into a Material Definitive Agreement.

Due to the market and economic challenges impacting Procaccianti Hotel REIT, Inc. (the “Company”) and the hospitality industry as a whole as a result of the ongoing COVID-19 pandemic which has resulted in significant declines in the Company’s properties’ revenues, and the uncertainty of the rapidly developing situation, the Company entered into loan modification agreements with certain of its lenders to relieve some pressure on these properties during this time, as described in more detail below.

Modification to Hotel Indigo Traverse City Loan Documents

On April 21, 2020, a subsidiary of Procaccianti Hotel REIT, L.P. (the “Operating Partnership”), the operating partnership of the Company, entered into a First Amendment to Loan Agreement and Other Loan Documents (the “Hotel Indigo Loan Modification Documents”) with its existing lender, Citizens Bank, N.A. (“Citizens Bank”), to amend the terms of its mortgage loan on the Hotel Indigo Traverse City property (the “Hotel Indigo”) located in Traverse City, Michigan. Pursuant to the Hotel Indigo Loan Modification Documents, the interest only payments that were scheduled to be paid on April 1, 2020, May 1, 2020 and June 1, 2020 shall be deferred (collectively, the “Deferred Payments”). The Deferred Payments will not accrue interest but shall be deemed principal to be due and payable in full on or before June 30, 2021. Regularly scheduled interest payments will recommence on July 1, 2020. Prepayment of the Deferred Payments is allowed without penalty and the Operating Partnership’s obligation to pay the Deferred Payments may be accelerated by Citizens Bank as allowed under the Loan Documents. In addition, Citizens Bank waived the Operating Partnership’s requirement to achieve the stated debt service coverage ratio for the period from January 1, 2020 through June 30, 2021. The Hotel Indigo Loan Modification Documents also provide that all net worth, liquidity and financial covenant testing and any requirements of the guarantor, which is TH Investment Holdings II, LLC, an affiliate of the Sponsor, to comply with such covenants are waived from January 1, 2020 through June 30, 2021.

Concurrent with the loan modification, the Operating Partnership, through its subsidiary, entered into a Swap Modification Agreement with Citizens Bank (the “Swap Modification Agreement”) to modify the swap derivative contract with Citizens Bank that fixes the interest rate on the outstanding balance of the mortgage loan. The Swap Modification Agreement modifies the requirements to make payments under the swap derivative contract and provides for a deferral of any payments during the period beginning on April 21, 2020 and ending on the earliest to occur of (i) July 1, 2020 or (ii) a Modification Termination Event (as defined in the Swap Modification Agreement).

The material terms of the agreements described above are qualified in their entirety by the First Amendment to Loan Agreement and Other Loan Documents and Swap Modification Agreement attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference. Except as set forth in this Current Report on Form 8-K, the material terms of the mortgage loan and other loan documents secured by the Hotel Indigo remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2018, which is incorporated herein by reference.

Modification to Hilton Garden Inn Loan Documents

On April 23, 2020, the Operating Partnership, through its subsidiary, and the Company entered into an Omnibus Amendment and Reaffirmation Agreement (the “Hilton Garden Inn Loan Modification Agreement”) with the existing lender, East Boston Savings Bank, to amend the terms of the mortgage loan and loan documents on the Hilton Garden Inn property located in Providence, Rhode Island (the “Hilton Garden Inn”). Pursuant to the Hilton Garden Inn Loan Modification Agreement, interest only payments that were due on the six consecutive payment days starting with the payment scheduled for April 2020 will be deferred until the date that is twelve months after the date each payment was originally due. Further, all financial covenant testing and any other requirements of the Operating Partnership to comply with such covenants are waived until the year ending December 31, 2021. The Hilton Garden Inn Loan Modification Agreement also provides that all net worth, liquidity and financial covenant testing and any requirements of the Company as guarantor to comply with such covenants are waived until the year ending December 31, 2021.

The material terms of the agreement described above are qualified in their entirety by the Omnibus Amendment and Reaffirmation Agreement attached hereto as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference. Except as set forth in this Current Report on Form 8-K, the material terms of the mortgage loan and other loan documents secured by the Hilton Garden Inn remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2020, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported under Item 1.01 of this Current Report on Form 8-K regarding the description of the loan modification agreements and the material terms and conditions related thereto is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	First Amendment to Loan Agreement and Other Loan Documents, by and among PHR TCI, LLC, Citizens Bank, N.A. and other lenders who are now or who hereafter become parties to the Loan Agreement, dated April 21, 2020.
10.2	Swap Modification Agreement, entered into by Citizens Bank, N.A. and PHR TCI, LLC, dated April 21, 2020.
10.3	Omnibus Amendment and Reaffirmation Agreement between and among Gano Holdings, LLC, Procaccianti Hotel REIT, Inc. and East Boston Savings Bank, dated as of April 23, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: April 23, 2020	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer